Exhibit 10.7

[_____________], 2022

Boustead Securities, LLC

6 Venture, Suite 395

Irvine, CA 92618

Re: Proposed Public Offering by U-Bx Technology Ltd

Ladies and Gentlemen:

The undersigned, a stockholder, director or officer of U-Bx Technology Ltd, a Cayman Islands company limited by shares (the “Company”), understands that Boustead Securities, LLC (the “Underwriter”) will act as an underwriter to carry out an offering (the “Offering”) of the Company’s ordinary shares, $0.0001 par value (the “Ordinary Shares”). In recognition of the benefit that the Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, without the prior written consent of the Underwriter, during a period of up to 12  months from the date on which the trading of the Ordinary Shares on the Senior Exchange commences (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any securities of the Company (including the issuance of Ordinary Shares upon the exercise of options) (collectively, the “Lock-Up Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Lock-Up Securities or such other securities, in cash or otherwise or (iii) enter into any swap or other agreement, arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of our Ordinary Shares or other capital stock or any securities convertible into or exercisable or exchangeable for our Ordinary Shares or other capital stock; or (iv) conduct any offerings conducted through other broker-dealers or at the Company’s own volition or (v) re-price or change the terms of existing options and warrants.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Underwriter as follows, provided that (1) the Underwriter receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts (including but not limited to charitable gifts); or

(ii) to any member of the immediate family of the undersigned or to a trust or other entity for the direct or indirect benefit of, or wholly-owned by, the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of Ordinary Shares or any security convertible into or exercisable for Ordinary Shares to limited partners, limited liability company members or stockholders of the undersigned; or

(iv) if the undersigned is a trust, transfers to the beneficiary of such trust; or

(v) by will, other testamentary document or intestate succession; or

(vi) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement.; or

(vii) pursuant to a trading plan established pursuant to Rule 10b5-1 of the Exchange Act.

The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

The undersigned understands that, if the Offering shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned shall be released from all obligations set forth herein.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned, whether or not participating in the Offering, understands that the Underwriter is proceeding with the Offering in reliance upon this lock-up agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature page follows]

Very truly yours,

(Name - Please Print)

(Signature)